EXHIBIT 10.25

THE PMI GROUP, INC.
STOCK OPTION AGREEMENT

The PMI Group, Inc. (the "Company") hereby grants you, ____________ (the "Employee"), a stock option under the Company's Equity Incentive Plan (the "Plan"), to purchase shares of common stock of the Company (“Stock”).  The date of this Agreement is _____________, 20__.  The latest date this option will expire is ______________, 20__ (the "Expiration Date").  Subject to the provisions of Appendix A (attached) and of the Plan, the principal features of this option are as follows:

Maximum Number of Shares Purchasable with this Option:	Price per Share:

Scheduled Vesting Dates:	Number of Shares

Event Triggering Exercise Option Termination	Maximum Time to After Triggering Event*

Termination of Employment (except as shown below)	1 year
Termination of Employment due to Disability	3 years
Termination of Employment due to Retirement (age 65 or over)	3 years
Termination of Employment due to Death	3 years

IMPORTANT

IT IS YOUR RESPONSIBILITY TO EXERCISE THIS OPTION BEFORE IT EXPIRES. * IN NO EVENT MAY THIS OPTION BE EXERCISED AFTER THE EXPIRATION DATE (SEE ABOVE).

YOUR SIGNATURE BELOW INDICATES YOUR AGREEMENT AND UNDERSTANDING THAT THIS OPTION IS SUBJECT TO ALL OF THE TERMS AND CONDITIONS CONTAINED IN THE EQUITY INCENTIVE PLAN.  PLEASE BE SURE TO READ APPENDIX A.

THE PMI GROUP, INC.	EMPLOYEE

Date: _______________, 20__	Date:_______________ , 20__

(Please return to Charles Broom, Human Resources Department by _______, 20__)

THE PMI GROUP, INC.
EQUITY INCENTIVE PLAN

20__ Equity Grants
Appendix A

1.

Exercise Price:  The options have a per share exercise price equal to the fair market value of a share of common stock on the grant date (____________, 20__).  Fair market value shall be the average of the high and low price per share for the stock as quoted on the NYSE on the date of grant.

2.	Term: Options have a maximum exercise term of ten years.

3.	General Terms: All the general provisions of the Equity Incentive Plan shall apply, including, but not limited to, vesting upon a change of control, upon death, disability or retirement.